UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2020 (February 7, 2020)

Atossa Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 .

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.18 par value	ATOS	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2020, Atossa Therapeutics, Inc. (“Atossa”) entered into an equity distribution agreement (the “Distribution Agreement”) with Oppenheimer & Co. Inc., acting as sales agent (“Oppenheimer”) relating to the “at-the-market” offering and sale by Atossa of common shares, par value $0.18 per share, having an aggregate gross sales price of up to $5,000,000 (the “Shares”). Sales of the Shares, if any, will be made at Atossa’s sole discretion and by means of ordinary brokers’ transactions through the facilities of the Nasdaq Capital Market at market prices, in block transactions or as otherwise agreed between Atossa and Oppenheimer. The Distribution Agreement provides that Oppenheimer will be entitled to a commission of 3.0% of the gross offering proceeds of the Shares sold pursuant to the Distribution Agreement and reimbursement for certain specified expenses. Atossa has no obligation to offer or sell any Shares under the Agreement, and may at any time suspend offers and sales under the Distribution Agreement.

The Shares will be issued pursuant to Atossa’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on September 22, 2017 (Registration No. 333-220572).

The above summary of the Distribution Agreement does not purport to be complete and is qualified by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated as of February 7, 2020, by and between Atossa Therapeutics, Inc. and Oppenheimer & Co. Inc. (filed herewith)
5.1	Opinion of Gibson, Dunn & Crutcher LLP (filed herewith)
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2020	Atossa Therapeutics, Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary